UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2017

VERTEX PHARMACEUTICALS INCORPORATED
(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-19319 (Commission File Number)	04-3039129 (IRS Employer Identification No.)

50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)

(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.  Completion or Disposition of Assets.

As described in Item 2.06 below, we are deconsolidating Parion Sciences, Inc's ("Parion") statements of operations and balance sheet from our consolidated financial statements effective as of September 30, 2017. This deconsolidation is deemed a disposition of assets under applicable guidance. The deconsolidation does not involve a transaction with any other party, and no consideration was given or received. We will file pro-forma financial statements reflecting this deconsolidation on or before October 27, 2017.

Item 2.02.  Results of Operations and Financial Condition.

On October 25, 2017, we issued a press release in which we reported our consolidated financial results for the three and nine months ended September 30, 2017. A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.06. Material Impairments.

On October 23, 2017, we concluded that the intangible asset related to Parion's pulmonary ENaC platform had become fully impaired. This conclusion was based on, among other factors, the results of a Phase 2 clinical trial of VX-371, the lead investigational ENaC inhibitor that we licensed from Parion. We evaluated the fair value of our pulmonary ENaC platform intangible asset from the perspective of a market participant and concluded that the fair value of this asset was zero as of September 30, 2017. Accordingly, a $255.3 million impairment charge and a benefit from income taxes of $97.7 million was recorded in the third quarter of 2017. We do not expect that this impairment charge will result in future cash expenditures. We also determined the licensed asset is no longer the most significant activity of Parion and therefore we are no longer the primary beneficiary of the activities that are most significant to Parion.  As a result, we deconsolidated Parion's financial results from our statements of operations from our consolidated financial statements as of September 30, 2017.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit        Description of Document

99.1        Press Release, dated October 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: October 25, 2017	/s/ Michael J. LaCascia
Michael J. LaCascia Senior Vice President and General Counsel